SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Aug-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-Aug-03   a scheduled distribution was made from the Trust
                to holders of the Certificates. The Trustee has caused to be filed with
                the Commission, the Monthly Report dated       15-Aug-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
     1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated  15-Aug-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Aug-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    385,386,523      13,715,578
      A-2        213,560,000    202,502,814      5,949,569
      A-IO       60,000,000     56,392,000           0
    A-IO-INV     730,000,000    641,000,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0          5,458,386           0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    712,959,338      19,665,147


      Rate           Int
    1.48688%       493,437
    1.48688%       259,278
    4.00000%       187,973
    0.23312%       128,676
    2.00688%       76,280
    3.00688%       104,761
    3.35688%       31,898
    4.95688%       78,539
    5.60688%       53,278
      N/A          331,818
    0.00000%          0
    0.00000%          0
    3.50000%       186,667
    1.10688%      1,745,939


     Class           Loss        Total Dist
      A-1            N/A        14,209,015
      A-2            N/A         6,208,847
      A-IO           N/A          187,973
    A-IO-INV         N/A          128,676
      M-1            0.00         76,280
      M-2            0.00         104,761
      M-3            0.00         31,898
      M-4            0.00         78,539
      M-5            0.00         53,278
       P             0.00         331,818
       X             N/A             0
       R             N/A             0
      B-IO           N/A          186,667
     Total           0.00       21,411,086



   Int Short       End Bal
       0         371,670,945
       0         196,553,246
       0         55,192,000
       0         613,900,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0          8,138,367
       0              0
       0         64,000,000
       0         693,294,191



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4      34.54806
      A-2         04541GDQ2      27.85900
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    1.24291       35.79097
    1.21408       29.07308
    3.13289        3.13289
    0.17627        0.17627
    1.72815        1.72815
    2.58926        2.58926
    2.89065        2.89065
    4.26842        4.26842
    4.82814        4.82814
 3318176.10000  3318176.10000
    0.00000        0.00000
    0.00000        0.00000
    2.91667        2.91667
    0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       936.19885
      A-2          0.00000       920.36545
      A-IO         0.00000       919.86667
    A-IO-INV       0.00000       840.95890
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Principal Distributions:
Beginning Bal     469,434,040     248,983,683      718,417,724
     Scheduled Prin   372,718         213,087          585,805
     Prep-Incl curt11,473,691       4,925,670       16,399,361
     Net Liq Proc           0               0                0
     Loan Purch.            0               0                0
     Total Prin    11,846,409       5,138,757       16,985,166
     Net Realize loss       0               0                0
Ending Balance    457,587,631     243,844,926      701,432,558
Ending Count            3,070           1,362            4,432

Aggregate End Coll Bal                             701,432,558

Ending Overcollateralization Amount                  8,138,367

Number of Liquidated Loans                                   0

Interest Distributions:
Sched In(Net Serv)  2,796,702       1,497,890        4,294,593
Less RAIS                   0               0                0
Less Net PPIS               0               0                0
                    2,796,702       1,497,890        4,294,593

Servicing Fee                                          299,340

Advances
Curr Agg Adv as of determ. date                       3450738.7
Out. Agg. Adv as of end of prior calendar month        916382.7

Has Fairbanks failed the Termination Test     NO
Delinquency Information
                   GROUP 1                         GROUP 2
               Count         Balance           Count            Balance
30-59 days delinq 57          7,717,228           24          4211146.22
60-89 days delin  25          3,635,541           11          1550704.85
90 + days delinq  16          2,450,410            9          1394678.19
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days delin            81     11928373.92
60-89 days delin            36      5186245.55
90 + days delinq            25      3845088.19
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    3,070       457,587,631
Foreclosure            22          3,308,583
Bankruptcy             16          2,298,872
REO                     0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Outstanding Loan        1,362     243,844,926
Foreclosure                 8      1621974.31
Bankruptcy                 11      1718497.27
REO                         0               0                0

                    TOTAL
                    Count         Balance     Market Value (REO)
Outstanding Loan        4,432     701,432,558
Foreclosure                 30      4930556.93
Bankruptcy                  27      4017368.91
REO                          0               0                0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00


                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00


Num. of Loans for which Prep.Prem. were collected           57
Number of Loans for which Prepayment Premiums               66
Prin. Bal. of Loans for which Prep. Prem. were      11,715,699
Curr. amt of Prep. Prems                               331,818

Real. Losses incurred during the related Due Per             0
Cum. Real. Losses since Startup Day                          0

Weighted Avg Term to Mat. of Mortg. Loans                  347
Weighted Avg. Gross Coup. of Mortg. Loans              7.67342%
Weighted Avg. Net Coupon of Mortg. Loans               7.17342%

Agg. Num. of Mortg. Loans in the pool                    4,432

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 18.990902%

O/C Increase Amount                                  2,679,981

O/C Release Amt                                              0

O/C Deficiency Amt                                  14,344,337

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,679,981

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurrence                              NO

Step Down Date Occurred                              NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee